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===========================================================================



                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) February 12, 1998

                      OCCIDENTAL PETROLEUM CORPORATION
           (Exact name of registrant as specified in its charter)




         Delaware                      1-9210              95-4035997
      (State  or other             (Commission File     (I.R.S. Employer
   jurisdiction of incorporation)    Number)            Identification No.)



          10889 Wilshire Boulevard, Los Angeles, California 90024
          (Address  of  principal executive offices)   (ZIP code)

            Registrant's telephone number, including area code:
                              (310) 208-8800


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Item 5.  Other Events
-------  ------------

Recent Developments.

      As announced on February 12, 1998, the Registrant's Annual Meeting of Stockholders will be held on May 1, 1998 at 10:30 a.m. at the Santa Monica Civic Auditorium, 1855 Main Street, Santa Monica, California. The record date for stockholders entitled to notice of and to vote at the Meeting is the close of business on March 6, 1998.

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                          SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            OCCIDENTAL PETROLEUM CORPORATION
                                      (Registrant)




DATE: February 26, 1998     S. P. Dominick, Jr.
                            --------------------------------
                            S. P. Dominick, Jr., Vice
                            President and Controller
                            (Chief Accounting and Duly
                            Authorized Officer)




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